As filed with the Securities and Exchange Commission on August 6, 2013.
===============================================================================
                                                   1933 Act File No. 333-143792
                                                    1940 Act File No. 811-22080


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

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                     FIRST TRUST DIVIDEND AND INCOME FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


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



FIRST TRUST

                               SEMI-ANNUAL REPORT
                            FOR THE SIX MONTHS ENDED
                                  MAY 31, 2013

                                  FIRST TRUST
                                  Dividend and
                                     Income
                                      Fund
                               (formerly known as
                          First Trust Active Dividend
                                  Income Fund)

                         Chartwell Investment Partners
                           -------------------------
                   Institutional and Private Asset Management

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
          (FORMERLY KNOWN AS FIRST TRUST ACTIVE DIVIDEND INCOME FUND)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2013

Shareholder Letter...........................................................  1
At A Glance..................................................................  2
Portfolio Commentary.........................................................  3
Portfolio of Investments.....................................................  5
Statement of Assets and Liabilities ......................................... 10
Statement of Operations...................................................... 11
Statements of Changes in Net Assets.......................................... 12
Financial Highlights......................................................... 13
Notes to Financial Statements................................................ 14
Additional Information....................................................... 19



                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Chartwell Investment Partners, L.P. ("Chartwell" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Dividend and Income Fund (formerly known as First Trust Active Dividend Income Fund) (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Chartwell are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
          (FORMERLY KNOWN AS FIRST TRUST ACTIVE DIVIDEND INCOME FUND)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                  MAY 31, 2013


Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in First Trust Dividend and Income Fund (the "Fund").

The report you hold contains detailed information about your investment. Additionally, you will find the Fund's financial statements for the period this report covers. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust Advisors L.P. ("First Trust").

In addition, you should be aware that on June 10, 2013, the Fund's Board of Trustees appointed Chartwell Investment Partners, L.P. ("Chartwell") as sub-advisor to the Fund, effective July 1, 2013, pursuant to an interim sub-advisory agreement. A Special Meeting of the Shareholders of the Fund has been set for September 16, 2013 at which Shareholders will be asked to approve a new sub-advisory agreement with Chartwell. In addition, the Board approved a name change for the Fund that became effective on July 1, 2013 and certain changes to the Fund's investment strategies that will become effective on September 17, 2013. Under the new investment strategies, among other things, the Fund will seek to achieve its investment objectives by investing at least 80% of its managed assets in a diversified portfolio of dividend-paying multi-cap equity securities, debt securities and senior, secured floating rate loans that offer the potential for attractive income and/or capital appreciation. In addition, the Fund intends to employ leverage and to pursue a revised options strategy.

The six months covered by this report have been more positive for the U.S. markets. In fact, the S&P 500 Index, as measured on a total return basis, rose 16.43% during the period, and many economists and investors have felt positive about the current market environment. Of course, past performance can never be an indicator of future performance. As I have written many times, First Trust believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors reach their financial goals.

As you know, First Trust offers a variety of products that we believe could fit many financial plans to help investors seeking long-term investment success. We encourage you to talk to your advisor about the other investments First Trust offers that might also fit your financial goals and to discuss those goals with your advisor regularly so that he or she can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to the remainder of 2013 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees and
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
(FORMERLY KNOWN AS FIRST TRUST ACTIVE DIVIDEND INCOME FUND)
"AT A GLANCE"
AS OF MAY 31, 2013 (UNAUDITED)

-------------------------------------------------------------------
FUND STATISTICS
-------------------------------------------------------------------
Symbol on New York Stock Exchange                               FAV
Common Share Price                                            $8.27
Common Share Net Asset Value ("NAV")                          $9.29
Premium (Discount) to NAV                                    (10.98)%
Net Assets Applicable to Common Shares                  $76,718,274
Current Quarterly Distribution per Common Share (1)         $0.1500
Current Annualized Distribution per Common Share            $0.6000
Current Distribution Rate on Closing Common Share Price (2)    7.26%
Current Distribution Rate on NAV (2)                           6.46%
-------------------------------------------------------------------

-----------------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-----------------------------------------------------
            Common Share Price    NAV
5/12        7.66                  8.52
            7.41                  8.33
            7.62                  8.64
            7.63                  8.72
6/12        7.55                  8.67
            7.80                  8.82
            7.80                  8.82
            7.90                  8.91
            7.64                  8.74
7/12        7.91                  8.86
            7.90                  8.93
            7.97                  9.06
            8.24                  9.10
8/12        8.13                  9.02
            8.08                  8.97
            8.15                  9.09
            8.36                  9.16
            8.37                  9.11
9/12        8.47                  9.02
            8.43                  9.14
            8.36                  9.00
            8.40                  9.04
10/12       8.13                  8.75
            8.09                  8.71
            7.78                  8.47
            7.34                  8.35
11/12       7.65                  8.58
            7.69                  8.63
            7.52                  8.62
            7.52                  8.54
            7.53                  8.61
12/12       7.37                  8.46
            7.77                  8.83
            7.99                  8.83
            8.11                  8.93
1/13        7.93                  8.82
            8.03                  8.90
            8.16                  8.89
            8.06                  8.91
2/13        8.01                  8.89
            8.01                  8.90
            8.18                  9.08
            8.16                  9.12
            8.31                  9.08
3/13        8.31                  9.14
            8.15                  9.07
            8.22                  9.22
            8.15                  9.09
4/13        8.13                  9.10
            8.23                  9.25
            8.28                  9.34
            8.44                  9.49
            8.42                  9.45
5/13        8.27                  9.29

--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                                             Average Annual Total Return
                                                                             ---------------------------
                                                                               5 Years      Inception
                                     6 Months Ended       1 Year Ended          Ended      (9/20/2007)
                                        5/31/2013           5/31/2013         5/31/2013   to 5/31/2013
Fund Performance (3)
NAV                                     12.07%                18.64%           -0.57%        -0.38%
Market Value                            11.95%                17.48%           -1.39%        -3.18%

Index Performance
Russell 1000(R) Value Index             19.35%                32.71%            4.73%         2.25%
S&P 500(R) Index                        16.43%                27.28%            5.43%         3.52%
Dow Jones Select Dividend Index         14.14%                22.46%            6.89%         3.16%
--------------------------------------------------------------------------------------------------------

-----------------------------------------------------
                                           % OF TOTAL
TOP 10 HOLDINGS                           INVESTMENTS
-----------------------------------------------------
Intel Corp.                                     2.9%
Morgan Stanley                                  2.6
Citigroup, Inc.                                 2.5
XL Group PLC                                    2.5
JPMorgan Chase & Co.                            2.4
Bank of America Corp.                           2.4
Ford Motor Co.                                  2.3
Wells Fargo & Co.                               2.3
AT&T, Inc.                                      2.2
Stanley Black & Decker, Inc.                    2.2
-----------------------------------------------------
                                    Total      24.3%
                                              ======

-----------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                         INVESTMENTS
-----------------------------------------------------
Financials                                     20.6%
Energy                                         15.5
Consumer Staples                               11.6
Information Technology                         11.5
Industrials                                    11.3
Consumer Discretionary                          8.7
Telecommunication Services                      6.3
Health Care                                     5.8
Utilities                                       5.8
Materials                                       2.9
-----------------------------------------------------
                                    Total     100.0%
                                              ======


(1) Most recent distribution paid or declared through 5/31/2013. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 5/31/2013. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
          (FORMERLY KNOWN AS FIRST TRUST ACTIVE DIVIDEND INCOME FUND)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2013


Aviance Capital Management, LLC ("Aviance"), a registered investment advisor, was the sub-advisor to the First Trust Active Dividend Income Fund during the period covered by this report and up through June 30, 2013. Aviance is an asset management firm focused on managing multi-cap value and growth portfolios. Effective July 1, 2013, Chartwell Investment Partners, L.P. ("Chartwell" or the "Sub-Advisor") was appointed the Fund's sub-advisor by the Fund's Board of Trustees pursuant to an interim investment sub-advisory agreement with a maximum 150-day term. A new investment sub-advisory agreement with Chartwell will be entered into upon shareholder approval.

                                  SUB-ADVISOR

Chartwell Investment Partners, L.P. ("Chartwell") is an employee-owned investment advisory firm founded on April 1, 1997 by nine investment professionals from Delaware Investment Advisers. The firm is 75% owned by the partners and employees of Chartwell and 25% owned by a limited partnership comprised of three passive investors in the Philadelphia area. There are no affiliates at this time. The firm is a research-based equity and fixed-income manager with a disciplined, team-oriented investment process.

Timothy J. Riddle, an executive with 33 years of investment industry experience, is the Chief Executive Officer of Chartwell. Michael J. McCloskey, an executive with 25 years of management experience, serves as President. G. Gregory Hagar is Chartwell's Chief Financial Officer and Chief Compliance Officer. He has 24 years of related experience.

                           PORTFOLIO MANAGEMENT TEAM

BERNARD P. SCHAFFER
MANAGING PARTNER, SENIOR PORTFOLIO MANAGER

Mr. Schaffer is a founding partner of Chartwell and has 42 years of investment industry experience. He serves as senior portfolio manager for Chartwell's closed-end fund and hedged large-cap equity strategies, and focuses on securities in the Energy and Financials sectors. He was employed as a Senior Portfolio Manager at Delaware Investment Advisers from 1990 to 1997, managing closed-end equity income funds that utilized option strategies to generate portfolio gains. Mr. Schaffer earned a Bachelor's degree in Economics from Villanova University and an MBA from the University of Pennsylvania's Wharton School.

DOUGLAS W. KUGLER, CFA
PRINCIPAL, SENIOR PORTFOLIO MANAGER

Mr. Kugler is a portfolio manager on Chartwell's large-cap equity portfolio management team and has 16 years of investment industry experience. His areas of focus include the Consumer Discretionary, Energy, Industrials, Materials and Technology sectors of the market. From 1993 to 2003, he held several positions at Morgan Stanley Investment Management (Miller Anderson & Sherrerd) including Head of Mutual Fund Administration and Vice President and Treasurer of the MAS Funds, Junior Associate in the Equity Department, and his last position held prior to joining Chartwell was Senior Associate and Analyst for the Large Cap Value team. Mr. Kugler holds the Chartered Financial Analyst designation and is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. Mr. Kugler earned a Bachelor's degree in Accounting from the University of Delaware.

PETER M. SCHOFIELD, CFA
PRINCIPAL, SENIOR PORTFOLIO MANAGER

Mr. Schofield is a Senior Portfolio Manager on Chartwell's large-cap equity portfolio management team and has 29 years of investment industry experience. His areas of focus include Consumer Staples, Financials, Health Care, Industrials and Materials sectors of the Market. From 2005 to 2010, he was a Co-Chief Investment Officer at Knott Capital. From 1996 to 2005, he was a Portfolio Manager at Sovereign Asset Management. Prior to Sovereign Asset Management, he was a portfolio manager at Geewax, Terker & Company. Mr. Schofield holds the Chartered Financial Analyst designation and is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. Mr. Schofield earned a Bachelor's degree in History from the University of Pennsylvania.

                                   COMMENTARY

FIRST TRUST DIVIDEND AND INCOME FUND

The primary investment objective of First Trust Dividend and Income Fund ("FAV" or the "Fund") is to seek a high level of current income. Its secondary objective is capital appreciation. The Fund pursues its investment objectives by investing at least 80% of its managed assets in a diversified portfolio of dividend-paying multi-cap equity securities of both U.S. and non-U.S. issuers that the Fund's sub-advisor believes offer the potential for attractive income and/or capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

MARKET RECAP

The S&P 500 Index ("Index") returned 16.43% (inclusive of dividends) during the six-month period from November 30, 2012 to May 31, 2013. In December 2012 the Index was up approximately 1% but as the calendar turned to 2013, stocks began a surge that resulted in an all-time closing high for the Index of 1,669.16 when the market closed on May 21. The rally occurred as the threat of any large impact from the "fiscal cliff" was removed and reported economic data met or exceeded expectations. There were several things that were remarkable about the market's rally during the first five months of 2013. The market closed higher almost every week in the first quarter, advancing 10% in that period. Thus, the first quarter of 2013 was the 8th best returning quarter for the S&P 500 Index in the last 10 years. The composition of the returns was unusual in that the Index was led higher by the more defensive sectors of the market. Healthcare, Consumer Staples and Utilities were the highest returning sectors in the Index in that first quarter. Most significant rallies are often led by the more cyclical sectors of the market. It is believed that this unusual leadership was brought about by the strong demand for higher yielding equities which are more commonplace in the defensive sectors. Also, the market continued to increase in April and May, adding yet another 3.9%. April and May were more volatile than the previous three months as the market began to wrestle with some mixed messages regarding the future of the Fed's accommodative monetary policies and news surrounding possible continued slowing of the Chinese economy. Overall, the 16.43% return in the Index during the period took many by surprise. In hindsight, it was driven by a combination of the removal of some negatives (systemic risk in Europe, fear of a hard-landing in China, fiscal-cliff concerns) and the emergence of new positives (improving U.S. economy, fund flows into equities) plus the continuation of ongoing positives (central-bank accommodation, corporate profitability, low interest rates).

MARKET OUTLOOK

While the S&P 500 has hovered near its all-time high reached in May, it is up well over 125% from its closing low of 676.53 on March 9, 2009. Three of the four full calendar years from 2009 to 2012 saw double-digit increases and so far in calendar 2013 it is more of the same. The question is: where to now? The market is currently wrestling with a number of issues which makes for an uncertain environment - but these uncertainties can also provide positive impetus to stock prices if they are resolved in a market friendly manner. While there were periods of uncertainty since early 2009, stock prices rose on a combination of the resolution of those uncertainties, strong earnings growth and increased confidence in the economy's ability to continue to improve coming out of the "Great Recession." We believe that this can continue, but not without volatility. Companies have been cutting operating and administrative costs aggressively and a good number of them have taken advantage of temporarily low interest rates by refinancing higher cost debt to debt with lower rates. This has brought overall corporate profit margins to near all-time highs, greatly aiding the growth in corporate earnings. But this creates uncertainty regarding companies' abilities to increase or even maintain margins at these levels. Concurrent to this increase in corporate earnings and margins, the economy has been growing the last few years but at an unspectacular pace. This "plow-horse" level of growth has led to uncertainty regarding whether the domestic U.S. economy can sustain this level of growth after the Federal Reserve reduces the amount of "accommodation" they have been providing. It appears as if we will find out in the fall as the Chairman of the FOMC (Federal Open Market Committee) has said that if the economy reaches certain milestones, the pace of the accommodation will be reduced. Some view the reduction of help from the Fed as a good thing - meaning that the economy is strong enough to move forward without help. Others are fearful that growth will stop when the accommodation is reduced. What this has done is raise the level of interest rates and add uncertainty. Also adding to uncertainty around the market is the condition of certain international economies - most notably China, other emerging markets and Europe. Each of these regions is dealing with their own economic issues which has had the effect of slowing economic growth outside of the U.S.

Our basic position is that, despite these uncertainties, the economy should continue to grow at a reasonable, but not strong rate, and corporate profits should continue to grow at a subdued pace when compared to previous years. This could provide a solid backdrop for the market going forward. However, with valuation of the stock market no longer at the lower end of historical norms, and with earnings growth flattening out, moves higher in the Index will likely be more muted going forward with the increased likelihood of periods of price declines. Given the increased likelihood of higher interest rates over the next few years and continued economic growth, we believe positioning the portfolio in certain portions of the financial, industrial and technology sectors of the market may be advantageous. In addition, some portions of the consumer staples, utility and telecommunication sectors may be disadvantaged due to the expected higher interest rates. No matter the outcome of these issues, we will manage the Fund with the dual objectives of generating a high level of current income while seeking capital appreciation over the market cycle.

FIRST TRUST DIVIDEND AND INCOME FUND
(FORMERLY KNOWN AS FIRST TRUST ACTIVE DIVIDEND INCOME FUND)
PORTFOLIO OF INVESTMENTS
MAY 31, 2013 (UNAUDITED)

   SHARES                         DESCRIPTION                          VALUE
------------  ---------------------------------------------------  -------------
COMMON STOCKS - 88.1%

              AEROSPACE & DEFENSE - 2.1%
      18,700  L-3 Communications Holdings, Inc. .................  $  1,591,183
                                                                   ------------

              AUTOMOBILES - 2.2%
     110,000  Ford Motor Co. ....................................     1,724,800
                                                                   ------------

              BEVERAGES - 1.0%
      19,400  Coca-Cola (The) Co. ...............................       775,806
                                                                   ------------

              BIOTECHNOLOGY - 0.0%
         500  Kamada Ltd. (a) ...................................         5,050
                                                                   ------------

              BUILDING PRODUCTS - 0.0%
       1,000  PGT, Inc. (a) .....................................         8,250
                                                                   ------------

              CAPITAL MARKETS - 2.5%
      73,900  Morgan Stanley ....................................     1,914,010
                                                                   ------------

              COMMERCIAL BANKS - 5.4%
      48,300  BB&T Corp. ........................................     1,590,036
      12,000  PNC Financial Services Group, Inc. ................       859,680
      41,300  Wells Fargo & Co. .................................     1,674,715
                                                                   ------------
                                                                      4,124,431
                                                                   ------------

              COMMUNICATIONS EQUIPMENT - 2.6%
      20,000  Cisco Systems, Inc. ...............................       481,600
      15,000  Harris Corp. ......................................       751,950
      11,400  QUALCOMM, Inc. ....................................       723,672
                                                                   ------------
                                                                      1,957,222
                                                                   ------------

              COMPUTERS & PERIPHERALS - 4.7%
         700  Apple, Inc. .......................................       314,776
      23,300  Diebold, Inc. .....................................       750,493
      30,000  Seagate Technology PLC ............................     1,292,400
      20,000  Western Digital Corp. .............................     1,266,400
                                                                   ------------
                                                                      3,624,069
                                                                   ------------

              DIVERSIFIED FINANCIAL SERVICES - 7.0%
     127,800  Bank of America Corp. .............................     1,745,748
      35,800  Citigroup, Inc. ...................................     1,861,242
      32,800  JPMorgan Chase & Co. ..............................     1,790,552
                                                                   ------------
                                                                      5,397,542
                                                                   ------------

              DIVERSIFIED TELECOMMUNICATION SERVICES - 5.5%
      46,000  AT&T, Inc. ........................................     1,609,540
      80,000  KT Corp., ADR .....................................     1,348,800
      26,400  Verizon Communications, Inc. ......................     1,279,872
                                                                   ------------
                                                                      4,238,212
                                                                   ------------

              ELECTRIC UTILITIES - 3.9%
      11,000  Duke Energy Corp. .................................       736,230
      47,900  Exelon Corp. ......................................     1,501,186


                        See Notes to Financial Statements                 Page 5

FIRST TRUST DIVIDEND AND INCOME FUND
(FORMERLY KNOWN AS FIRST TRUST ACTIVE DIVIDEND INCOME FUND)
PORTFOLIO OF INVESTMENTS (Continued)
MAY 31, 2013 (UNAUDITED)

   SHARES                         DESCRIPTION                          VALUE
------------  ---------------------------------------------------  -------------
COMMON STOCKS (Continued)

              ELECTRIC UTILITIES (CONTINUED)
      24,600  PPL Corp. .........................................  $    730,620
                                                                   ------------
                                                                      2,968,036
                                                                   ------------

              FOOD & STAPLES RETAILING - 1.0%
       9,500  PriceSmart, Inc. ..................................       802,085
                                                                   ------------

              FOOD PRODUCTS - 4.1%
      20,000  General Mills, Inc. ...............................       941,600
      10,000  Kellogg Co. .......................................       620,500
      15,300  Kraft Foods Group, Inc. ...........................       843,489
      18,600  Unilever NV .......................................       758,508
                                                                   ------------
                                                                      3,164,097
                                                                   ------------

              HEALTH CARE EQUIPMENT & SUPPLIES - 1.0%
      21,800  Abbott Laboratories ...............................       799,406
                                                                   ------------

              HEALTH CARE PROVIDERS & SERVICES - 0.4%
       5,000  Express Scripts Holding Co. (a) ...................       310,600
                                                                   ------------

              HOTELS, RESTAURANTS & LEISURE - 3.0%
      56,800  Arcos Dorados Holdings, Inc. ......................       782,704
      16,000  McDonald's Corp. ..................................     1,545,120
                                                                   ------------
                                                                      2,327,824
                                                                   ------------

              HOUSEHOLD DURABLES - 0.8%
      30,000  Sony Corp., ADR ...................................       604,500
                                                                   ------------

              HOUSEHOLD PRODUCTS - 3.1%
       8,500  Kimberly-Clark Corp. ..............................       823,055
      20,100  Procter & Gamble (The) Co. ........................     1,542,876
                                                                   ------------
                                                                      2,365,931
                                                                   ------------

              INDUSTRIAL CONGLOMERATES - 2.1%
      67,900  General Electric Co. ..............................     1,583,428
                                                                   ------------

              INSURANCE - 4.1%
      30,300  American International Group, Inc. (a) ............     1,347,138
      57,600  XL Group PLC ......................................     1,810,368
                                                                   ------------
                                                                      3,157,506
                                                                   ------------

              MACHINERY - 6.7%
      14,000  Caterpillar, Inc. .................................     1,201,200
       6,600  Cummins, Inc. .....................................       789,558
       8,300  Deere & Co. .......................................       723,013
       8,200  Parker Hannifin Corp. .............................       818,032
      20,200  Stanley Black & Decker, Inc. ......................     1,600,244
                                                                   ------------
                                                                      5,132,047
                                                                   ------------

              MEDIA - 0.4%
      10,000  News Corp., Class B ...............................       322,400
                                                                   ------------

              METALS & MINING - 2.8%
      13,000  BHP Billiton Ltd., ADR ............................       849,160


Page 6                  See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND
(FORMERLY KNOWN AS FIRST TRUST ACTIVE DIVIDEND INCOME FUND)
PORTFOLIO OF INVESTMENTS (Continued)
MAY 31, 2013 (UNAUDITED)

   SHARES                         DESCRIPTION                          VALUE
------------  ---------------------------------------------------  -------------
COMMON STOCKS (Continued)

              METALS & MINING (CONTINUED)
      42,200  Freeport-McMoRan Copper & Gold, Inc. ..............  $  1,310,310
                                                                   ------------
                                                                      2,159,470
                                                                   ------------

              MULTI-UTILITIES - 1.4%
      10,000  Ameren Corp. ......................................       340,400
      12,500  National Grid PLC, ADR ............................       744,500
                                                                   ------------
                                                                      1,084,900
                                                                   ------------

              OIL, GAS & CONSUMABLE FUELS - 6.8%
      10,000  Chevron Corp. .....................................     1,227,500
      24,100  ConocoPhillips ....................................     1,478,294
      19,000  LinnCo LLC ........................................       689,605
      11,200  Range Resources Corp. .............................       842,016
      10,000  Total S.A., ADR ...................................       498,500
      10,000  TransCanada Corp. .................................       458,500
                                                                   ------------
                                                                      5,194,415
                                                                   ------------

              PHARMACEUTICALS - 4.1%
      21,800  Abbvie, Inc. ......................................       930,642
      56,500  Pfizer, Inc. ......................................     1,538,495
      35,000  Warner Chilcott PLC, Class A ......................       672,000
                                                                   ------------
                                                                      3,141,137
                                                                   ------------

              REAL ESTATE INVESTMENT TRUSTS - 0.8%
       5,000  Annaly Capital Management, Inc. ...................        67,900
      10,000  Ellington Residential Mortgage REIT ...............       194,000
       1,000  LTC Properties, Inc. ..............................        41,610
       7,000  Realty Income Corp. ...............................       318,150
                                                                   ------------
                                                                        621,660
                                                                   ------------

              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.4%
      88,100  Intel Corp. .......................................     2,139,068
       7,500  Microchip Technology, Inc. ........................       273,600
       5,000  Texas Instruments, Inc. ...........................       179,450
                                                                   ------------
                                                                      2,592,118
                                                                   ------------

              SOFTWARE - 0.5%
      10,000  Microsoft Corp. ...................................       348,800
                                                                   ------------

              SPECIALTY RETAIL - 1.1%
      20,000  Lowe's Cos., Inc. .................................       842,200
                                                                   ------------

              TEXTILES, APPAREL & LUXURY GOODS - 0.8%
      10,000  NIKE, Inc., Class B ...............................       616,600
                                                                   ------------

              TOBACCO - 1.9%
      16,400  Philip Morris International, Inc. .................     1,490,924
                                                                   ------------

              TRANSPORTATION INFRASTRUCTURE - 0.0%
         400  Wesco Aircraft Holdings, Inc. (a) .................         7,020
                                                                   ------------

                        See Notes to Financial Statements                 Page 7

FIRST TRUST DIVIDEND AND INCOME FUND
(FORMERLY KNOWN AS FIRST TRUST ACTIVE DIVIDEND INCOME FUND)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2013 (UNAUDITED)


   SHARES/
    UNITS                         DESCRIPTION                          VALUE
------------  ---------------------------------------------------  -------------
COMMON STOCKS (Continued)

              WATER UTILITIES - 0.3%
       5,000  American Water Works Co., Inc. ....................  $    199,700
                                                                   ------------

              WIRELESS TELECOMMUNICATION SERVICES - 0.6%
       6,000  Philippine Long Distance Telephone Co., ADR .......       431,880
                                                                   ------------

              TOTAL COMMON STOCKS ...............................    67,629,259
              (Cost $61,375,975)                                   ------------


MASTER LIMITED PARTNERSHIPS - 8.2%

              OIL, GAS & CONSUMABLE FUELS - 8.2%
       5,000  Boardwalk Pipeline Partners, L.P. .................       148,000
      12,500  Buckeye Partners, L.P. ............................       826,750
      20,000  Calumet Specialty Products Partners, L.P. .........       683,000
      32,600  Energy Transfer Partners, L.P. ....................     1,584,686
       3,000  Kinder Morgan Energy Partners, L.P. ...............       250,200
      20,000  Linn Energy LLC ...................................       658,000
      30,000  Martin Midstream Partners, L.P. ...................     1,231,800
      31,000  Vanguard Natural Resources LLC ....................       872,650
                                                                   ------------
              TOTAL MASTER LIMITED PARTNERSHIPS .................     6,255,086
              (Cost $5,466,577)                                    ------------

              TOTAL INVESTMENTS - 96.3% .........................    73,884,345
              (Cost $66,842,552) (b)                               ------------


 NUMBER OF
 CONTRACTS                        DESCRIPTION                          VALUE
------------  ---------------------------------------------------  -------------
CALL OPTIONS WRITTEN - (0.5%)

              S&P 500 Index Calls
          35  @  $1,585.00 due June 2013 ........................      (201,600)
          35  @   1,600.00 due June 2013 ........................      (146,125)
          35  @   1,685.00 due July 2013 ........................       (45,150)
                                                                   ------------

              TOTAL CALL OPTIONS WRITTEN ........................      (392,875)
              (Premiums received $150,026)                         ------------


              NET OTHER ASSETS AND LIABILITIES - 4.2% ...........     3,226,804
                                                                   ------------

              NET ASSETS - 100.0% ...............................  $ 76,718,274
                                                                   ============

-----------------------------
(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of May 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $7,945,253 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $903,460.

ADR   American Depositary Receipt

Page 8                  See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND
(FORMERLY KNOWN AS FIRST TRUST ACTIVE DIVIDEND INCOME FUND)
PORTFOLIO OF INVESTMENTS (Continued)
MAY 31, 2013 (UNAUDITED)

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of May 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                             ASSETS TABLE

                                                                            LEVEL 2         LEVEL 3
                                             TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                           VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
INVESTMENTS                                5/31/2013        PRICES          INPUTS          INPUTS
---------------------------------------  -------------   -------------   -------------   -------------
Common Stocks*.........................  $  67,629,259   $  67,629,259   $          --   $          --
Master Limited Partnerships*...........      6,255,086       6,255,086              --              --
                                         -------------   -------------   -------------   -------------
TOTAL INVESTMENTS......................  $  73,884,345   $  73,884,345   $          --   $          --
                                         =============   =============   =============   =============

                                           LIABILITIES TABLE
                                                                            LEVEL 2         LEVEL 3
                                             TOTAL           LEVEL 1      SIGNIFICANT     SIGNIFICANT
                                           VALUE AT          QUOTED       OBSERVABLE     UNOBSERVABLE
                                           5/31/2013         PRICES         INPUTS          INPUTS
                                         -------------   -------------   -------------   -------------
Call Options Written...................  $    (392,875)  $    (392,875)  $          --   $          --
                                         =============   =============   =============   =============


* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at May 31, 2013.

                        See Notes to Financial Statements                 Page 9

FIRST TRUST DIVIDEND AND INCOME FUND
(FORMERLY KNOWN AS FIRST TRUST ACTIVE DIVIDEND INCOME FUND)
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2013 (UNAUDITED)


ASSETS:
Investments, at value
  (Cost $66,842,552) ..........................................................................     $  73,884,345
Cash...........................................................................................         3,741,114
Prepaid expenses ..............................................................................            17,159
Receivables:
  Dividends ...................................................................................           201,081
  Dividend reclaims ...........................................................................            16,686
  Interest ....................................................................................               166
                                                                                                    -------------
  Total Assets ................................................................................        77,860,551
                                                                                                    -------------

LIABILITIES:
Options written, at value (Premiums received $150,026) ........................................           392,875
Payables:
  Investment securities purchased .............................................................           608,825
  Investment advisory fees ....................................................................            65,682
  Audit and tax fees ..........................................................................            23,553
  Custodian fees ..............................................................................            22,365
  Printing fees ...............................................................................             8,498
  Administrative fees .........................................................................             8,400
  Legal fees ..................................................................................             4,496
  Transfer agent fees .........................................................................             3,472
  Trustees' fees and expenses .................................................................             3,093
  Financial reporting fees ....................................................................               771
Other liabilities .............................................................................               247
                                                                                                    -------------
    Total Liabilities .........................................................................         1,142,277
                                                                                                    -------------
NET ASSETS ....................................................................................     $  76,718,274
                                                                                                    =============
NET ASSETS CONSIST OF:
Paid-in capital ...............................................................................     $ 145,335,913
Par value .....................................................................................            82,595
Accumulated net investment income (loss) ......................................................        (2,161,250)
Accumulated net realized gain (loss) on investments ...........................................       (73,337,928)
Net unrealized appreciation (depreciation) on investments .....................................         6,798,944
                                                                                                    -------------
NET ASSETS ....................................................................................     $  76,718,274
                                                                                                    =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ..........................     $        9.29
                                                                                                    =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....         8,259,517
                                                                                                    =============


Page 10                 See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND
(FORMERLY KNOWN AS FIRST TRUST ACTIVE DIVIDEND INCOME FUND)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2013 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $32,716)..........................................     $   1,274,715
Interest.......................................................................................               690
                                                                                                    -------------
   Total investment income.....................................................................         1,275,405
                                                                                                    -------------
EXPENSES:
Investment advisory fees.......................................................................           369,304
Administrative fees............................................................................            47,427
Printing fees..................................................................................            20,910
Audit and tax fees.............................................................................            17,253
Custodian fees.................................................................................            16,017
Transfer agent fees............................................................................             9,880
Trustees' fees and expenses....................................................................             9,273
Legal fees.....................................................................................             6,338
Financial reporting fees.......................................................................             4,625
Other..........................................................................................            17,560
                                                                                                    -------------
   Total expenses..............................................................................           518,587
                                                                                                    -------------
NET INVESTMENT INCOME (LOSS)...................................................................           756,818
                                                                                                    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.................................................................................         1,594,616
   Written options (a).........................................................................          (799,229)
                                                                                                    -------------
Net realized gain (loss).......................................................................           795,387
                                                                                                    -------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................         6,702,915
   Written options (a).........................................................................           (72,675)
                                                                                                    -------------
Net change in unrealized appreciation (depreciation)...........................................         6,630,240
                                                                                                    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................         7,425,627
                                                                                                    -------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...............................     $   8,182,445
                                                                                                    =============

(a)   Primary risk exposure is equity index option contracts.

                        See Notes to Financial Statements                Page 11

FIRST TRUST DIVIDEND AND INCOME FUND
(FORMERLY KNOWN AS FIRST TRUST ACTIVE DIVIDEND INCOME FUND)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     SIX MONTHS
                                                                                        ENDED           YEAR
                                                                                      5/31/2013         ENDED
                                                                                     (UNAUDITED)     11/30/2012
                                                                                    -------------   -------------
OPERATIONS:
Net investment income (loss)....................................................      $   756,818    $  4,192,874
Net realized gain (loss)........................................................          795,387      (2,923,384)
Net change in unrealized appreciation (depreciation)............................        6,630,240         (53,989)
Net increase from payment by the Sub-Advisor....................................               --          12,651
                                                                                    -------------   -------------
Net increase (decrease) in net assets resulting from operations.................        8,182,445       1,228,152
                                                                                    -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...........................................................       (2,725,641)     (4,223,907)
Return of capital...............................................................               --      (1,722,945)
                                                                                    -------------   -------------
Total distributions to shareholders.............................................       (2,725,641)     (5,946,852)
                                                                                    -------------   -------------
Total increase (decrease) in net assets.........................................        5,456,804      (4,718,700)

NET ASSETS:
Beginning of period.............................................................       71,261,470      75,980,170
                                                                                    -------------   -------------
End of period...................................................................    $  76,718,274   $  71,261,470
                                                                                    =============   =============
Accumulated net investment income (loss) at end of period.......................    $  (2,161,250)  $    (192,427)
                                                                                    =============   =============
COMMON SHARES:
Common Shares at end of period..................................................        8,259,517       8,259,517
                                                                                    =============   =============


Page 12                   See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND
(FORMERLY KNOWN AS FIRST TRUST ACTIVE DIVIDEND INCOME FUND)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             SIX MONTHS
                                                ENDED          YEAR          YEAR          YEAR         YEAR        PERIOD
                                              5/31/2013        ENDED         ENDED         ENDED        ENDED        ENDED
                                             (UNAUDITED)     11/30/2012    11/30/2011    11/30/2010   11/30/2009  11/30/2008
                                             -----------    -----------   -----------   -----------  -----------  -----------
Net asset value, beginning of period ......   $    8.63      $    9.20     $    9.93     $   10.48    $   10.61    $   19.03
                                              ---------      ---------     ---------     ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..............        0.09           0.51          0.84 (a)      1.15 (a)     1.90 (a)     1.78 (a)
Net realized and unrealized gain (loss) ...        0.90          (0.36)        (0.56)        (0.45)       (0.20)       (7.99)
                                              ---------      ---------     ---------     ---------    ---------    ---------
Total from investment operations ..........        0.99           0.15          0.28          0.70         1.70        (6.21)
                                              ---------      ---------     ---------     ---------    ---------    ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income .....................       (0.33)         (0.51)        (0.78)        (1.21)       (1.84)       (1.97)
Net realized gain .........................          --             --            --            --           --        (0.24)
Return of capital .........................          --          (0.21)        (0.24)        (0.21)          --           --
                                              ---------      ---------     ---------     ---------    ---------    ---------
Total distributions to Common
  Shareholders ............................       (0.33)         (0.72)        (1.02)        (1.42)       (1.84)       (2.21)
                                              ---------      ---------     ---------     ---------    ---------    ---------
Premiums from shares sold in at the market
   offering ...............................          --             --          0.01          0.17         0.01           --
                                              ---------      ---------     ---------     ---------    ---------    ---------
Net asset value, end of period ............   $    9.29      $    8.63     $    9.20     $    9.93    $   10.48    $   10.61
                                              =========      =========     =========     =========    =========    =========
Market value, end of period ...............   $    8.27      $    7.69     $    8.41     $   10.47    $   12.10    $    8.03
                                              =========      =========     =========     =========    =========    =========
TOTAL RETURN BASED ON NET ASSET
  VALUE (b) ...............................       12.07%          2.24% (c)     2.81%         7.59%       18.44%      (34.64)%
                                              =========      =========     =========     =========    =========    =========
TOTAL RETURN BASED ON MARKET VALUE (b) ....       11.95%         (0.34)%      (10.96)%       (1.56)%      80.51%      (47.00)%
                                              =========      =========     =========     =========    =========    =========

--------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ......   $  76,718      $  71,261     $  75,980     $  80,302    $  76,196    $  76,456
Ratio of total expenses to average net
  assets ..................................        1.40% (d)      1.48%         1.60%         1.66%        1.89%        1.31%
Ratio of net investment income (loss) to
  average net assets ......................        2.05% (d)      5.60%         8.42%        11.34%       19.31%       11.34%
Portfolio turnover rate ...................          98%           790%        1,297%        1,516%       2,030%       1,722%

--------------------

(a)   Based on average shares outstanding.

(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(c) The Fund received a reimbursement from the sub-advisor in the amount of $12,651. The reimbursement from the sub-advisor represents less than $0.01 per share and had no effect on the Fund's total return.

(d)   Annualized.




                        See Notes to Financial Statements                Page 13

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST DIVIDEND AND INCOME FUND
          (FORMERLY KNOWN AS FIRST TRUST ACTIVE DIVIDEND INCOME FUND)
                            MAY 31, 2013 (UNAUDITED)


                                1. ORGANIZATION

First Trust Dividend and Income Fund (formerly known as First Trust Active Dividend Income Fund) (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 14, 2007 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FAV on the New York Stock Exchange ("NYSE"). Effective July 1, 2013, the Fund's name was changed to its current name and Chartwell Investment Partners, L.P. ("Sub-Advisor" or "Chartwell") began serving as sub-advisor of the Fund, pursuant to an interim investment sub-advisory agreement.

The Fund's primary investment objective is to seek a high level of current income. It has a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing at least 80% of its Managed Assets (as defined below) in a diversified portfolio of dividend-paying multi-cap equity securities of both U.S. and non-U.S. issuers that Chartwell believes offer the potential for attractive income and/or capital appreciation. In addition, on an ongoing and consistent basis, the Fund will pursue an option overlay strategy whereby the Fund will write call options on stock indices and single stocks on up to 50% of the Fund's portfolio value. Managed Assets are defined as the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. The Fund's securities will be valued as follows:

      Common stocks, master limited partnerships ("MLPs") and other securities listed on any national or foreign exchange (excluding the NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are valued at their closing bid prices.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean between the most recent bid and asked prices. Over-the-counter options contracts are valued at their closing bid prices.

      Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

All market quotations used in valuing the Fund's securities will be obtained from a third party pricing service. If no quotation is received from a pricing service, attempts will be made to obtain one or more broker quotes for the security. In the event the pricing service does not provide a valuation, broker quotations are not readily available, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust will use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security will be based on the consideration of all available information, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST DIVIDEND AND INCOME FUND
          (FORMERLY KNOWN AS FIRST TRUST ACTIVE DIVIDEND INCOME FUND)
                            MAY 31, 2013 (UNAUDITED)

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of May 31, 2013, is included with the Fund's Portfolio of Investments.

B. OPTION CONTRACTS:

The goal of the option overlay strategy is to generate additional income from option premiums in an attempt to enhance the distributions payable to shareholders and reduce overall portfolio volatility. The Fund generally will write call options on stock indices and single stocks "at-the-money" or "out-of-the-money" on up to 50% of the Fund's portfolio value. Through June 30, 2013, the option strategy was managed by the Alternatives Group at First Trust, the investment advisor to the Fund. The Fund will not write (sell) "naked" or uncovered options. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "options written, at value" on the Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If a single stock option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. Index options, if exercised, are settled in cash and therefore the Fund never has to deliver any physical securities. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written
(sold) by the Fund. Gain or loss on options is presented separately as "Net realized gain (loss) on written options" on the Statement of Operations.

Single stock options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. The ability to successfully implement the writing (selling) of covered call

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST DIVIDEND AND INCOME FUND
          (FORMERLY KNOWN AS FIRST TRUST ACTIVE DIVIDEND INCOME FUND)
                            MAY 31, 2013 (UNAUDITED)

options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis, including amortization of premiums and accretion of discounts.

For the six months ended May 31, 2013, distributions of $737,500 received from MLPs have been reclassified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Level dividend distributions are declared and paid quarterly or as the Board of Trustees may determine from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of the Fund's taxable year, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

The tax character of distributions paid during the fiscal year ended November 30, 2012, was as follows:


Distributions paid from:

Ordinary income...................................  $   4,223,907
Capital gain......................................             --
Return of capital.................................      1,722,945

As of November 30, 2012, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income.....................  $          --
Undistributed capital gains.......................             --
                                                    -------------
Total undistributed earnings......................             --
Accumulated capital and other losses..............    (73,516,256)
Net unrealized appreciation (depreciation)........       (640,782)
                                                    -------------
Total accumulated earnings (losses)...............    (74,157,038)
Other   ..........................................             --
Paid-in capital...................................    145,418,508
                                                    -------------
Net assets........................................  $  71,261,470
                                                    =============

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST DIVIDEND AND INCOME FUND
          (FORMERLY KNOWN AS FIRST TRUST ACTIVE DIVIDEND INCOME FUND)
                            MAY 31, 2013 (UNAUDITED)


E. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At November 30, 2012, the Fund had capital loss carryforward for federal income tax purposes of $71,992,501 expiring as follows:

         EXPIRATION DATE            AMOUNT

         November 30, 2016     $44,083,569
         November 30, 2017      17,263,318
         November 30, 2018       5,877,626
         November 30, 2019         436,638
         Non-expiring            3,673,555

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended November 30, 2012, the Fund intends to elect to defer net realized capital losses in the amount of $1,523,755.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2009, 2010, 2011 and 2012 remain open to federal and state audit. As of May 31, 2013, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

F. EXPENSES:

The Fund will pay all expenses directly related to its operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Prior to July 1, 2013, Aviance Capital Management, LLC served as the Fund's sub-advisor subject to First Trust's supervision. Aviance received a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that was paid by First Trust out of its investment advisory fee.

During the time period covered by this report, FTIA Holdings, LLC, an affiliate of the Advisor, held a 28% ownership interest in Aviance.

Effective July 1, 2013, the Board of Trustees appointed Chartwell as sub-advisor pursuant to an interim investment sub-advisory agreement pending shareholder approval of a new sub-advisory agreement with Chartwell (See Additional Information - Submission of Matters to a Vote of Shareholders).

Chartwell serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund's Managed Assets allocated to the Sub-Advisor that is paid by First Trust out of its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST DIVIDEND AND INCOME FUND
          (FORMERLY KNOWN AS FIRST TRUST ACTIVE DIVIDEND INCOME FUND)
                            MAY 31, 2013 (UNAUDITED)

certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. -The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. -As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee Chairman will serve two-year terms until December 31, 2013, before rotating to serve as Chairman of another Committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.

4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended May 31, 2013, were $69,737,973 and $73,602,969, respectively.

Written option activity for the Fund was as follows:


                                                  NUMBER OF
WRITTEN OPTIONS                                   CONTRACTS         PREMIUMS
-------------------------------------------------------------------------------
Options outstanding at November 30, 2012...            140          $ 111,751
Options Written............................          1,085            609,120
Options Expired............................           (560)          (137,425)
Options Exercised..........................             --                 --
Options Closed.............................           (560)          (433,420)
                                                   -------          ---------
Options outstanding at May 31, 2013........            105          $ 150,026
                                                   =======          =========


                               5. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On June 10, 2013, the Board of Trustees appointed Chartwell as sub-advisor, effective July 1, 2013, pursuant to an interim sub-advisory agreement with a maximum term of 150 days pending shareholder approval of a new sub-advisory agreement with Chartwell. In addition, the Board approved a name change of the Fund from First Trust Active Dividend Income Fund to First Trust Dividend and Income Fund. Finally, the Board approved changes to the Fund's Investment Strategies. The Fund, under normal market conditions, currently invests at least 80% of its Managed Assets in a diversified portfolio of dividend-paying multi-cap equity securities of both U.S. and non-U.S. issuers that the Fund's sub-advisor believes offer the potential for attractive income and/or capital appreciation. Effective September 17, 2013, the Fund will seek to achieve its investment objectives by investing at least 80% of its Managed Assets in a diversified portfolio of dividend-paying multi-cap equity securities, debt securities, and senior, secured floating rate loans that offer the potential for attractive income and/or capital appreciation. The Fund may employ leverage, in the form of borrowings, in an effort to enhance the Fund's potential for income. In addition, the Fund intends to pursue a revised options strategy. The changes to the Fund's Investment Strategies, and certain of the risks associated therewith, are more fully discussed in the Proxy Statement mailed on or about July 11, 2013, to Shareholders of record as of June 20, 2013, which is also available on First Trust's website. However, the changes to the Fund's Investment Strategies are not subject to shareholder approval and are not contingent upon approval by Shareholders of the new investment sub-advisory agreement with Chartwell. The Fund's primary investment objective, which is to seek a high level of current income, and secondary objective, which is capital appreciation, are not changing.

On June 28, 2013, FTIA Holdings, LLC, an affiliate of the Advisor, divested of its 28% interest in Aviance.

On July 11, 2013, the Fund declared a dividend of $0.15 per share to Common Shareholders of record on July 24, 2013, payable July 31, 2013.

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST DIVIDEND AND INCOME FUND
          (FORMERLY KNOWN AS FIRST TRUST ACTIVE DIVIDEND INCOME FUND)
                            MAY 31, 2013 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST DIVIDEND AND INCOME FUND
          (FORMERLY KNOWN AS FIRST TRUST ACTIVE DIVIDEND INCOME FUND)
                            MAY 31, 2013 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund (formerly known as First Trust Active Dividend Income Fund), First Trust High Income Long/Short Fund and First Trust Energy Infrastructure Fund was held on April 17, 2013 (the "Annual Meeting"). At the Annual Meeting, Trustees James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust Dividend and Income Fund as Class III Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2016. The number of votes cast in favor of Mr. Bowen was 7,003,741, the number of votes against was 304,451 and the number of abstentions was 951,325. The number of votes cast in favor of Mr. Nielson was 7,032,436, the number of votes against was 275,756 and the number of abstentions was 951,325. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

A Special Meeting (the "Meeting") of the Shareholders of the Fund has been set for September 16, 2013, at 3:30 p.m. Central Time. The Meeting will be held at the offices of First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The purpose of the Meeting is to have the Shareholders vote on a proposal to approve a new investment sub-advisory agreement among the Fund, First Trust, and Chartwell. The Board of Trustees, after careful review, based on the recommendation of First Trust, determined that is was in the best interests of the Fund to replace the Fund's former sub-advisor, Aviance Capital Management, LLC, with Chartwell. First Trust and the Board believe that Chartwell's experience and expertise in managing investment strategies similar to those of the Fund make it well-qualified to serve as sub-advisor to the Fund. Chartwell began managing the Fund pursuant to an interim investment sub-advisory agreement on July 1, 2013.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

DIVIDEND STRATEGY RISK: The Sub-Advisor may not be able to anticipate the level of dividends that companies will pay in any given timeframe. The Fund's strategies require the Sub-Advisor to identify and exploit opportunities such as the announcement of major corporate actions that may lead to high current dividend income. These situations are typically not recurring in nature or the frequency may be difficult to predict and may not result in an opportunity that allows the Sub-Advisor to fulfill the Fund's investment objectives. In addition, the dividend policies of the Fund's target companies are heavily influenced by the current economic climate.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

QUALIFIED DIVIDEND INCOME TAX RISK: There can be no assurance as to what portion of the distributions paid to the Fund's Common Shareholders will consist of tax-advantaged qualified dividend income. Certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate Common Shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the Common Shareholders. Additional requirements apply in

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST DIVIDEND AND INCOME FUND
          (FORMERLY KNOWN AS FIRST TRUST ACTIVE DIVIDEND INCOME FUND)
                            MAY 31, 2013 (UNAUDITED)

determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund's ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

OPTION RISK: The Fund may write (sell) covered call options on up to 50% of the equity securities held in the Fund's portfolio as determined to be appropriate by the Fund's Sub-Advisor, consistent with the Fund's investment objectives. The ability to successfully implement the Fund's investment strategy depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold an equity security that it might otherwise sell. There can be no assurance that a liquid market for the options will exist when the Fund seeks to close out an option position. Additionally, to the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to additional risks.

As indicated above, effective September 17, 2013, certain changes to the Fund's investment strategies will become effective and, as a result, the Fund will be subject to certain additional and/or heightened risks. (See Notes to Financial Statements - 6. Subsequent Events.) Some, but not all, of these risks are briefly described below. In addition, in light of the Fund's revised options strategy, option risk (described above) may increase.

SENIOR LOAN RISK: An investment in senior loans involves risk that the borrowers under the senior loans may default on their obligations to pay principal or interest when due. Such payment defaults would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Senior loans are typically structured as floating rate instruments in which the interest rate payable on the obligation fluctuates with interest rate changes. In addition, senior loans are generally below investment grade quality and may be unrated at the time of investment; are generally not registered with the Securities and Exchange Commission or state securities commissions; and are generally not listed on any securities exchange.

DEBT SECURITIES RISK: Debt securities are subject to certain risks including:
(i) issuer risk (the risk that the value of debt securities may decline for a number of reasons which directly relate to the issuer); (ii) interest rate risk (the risk that debt securities will decline in value because of changes in market interest rates); (iii) liquidity risk (the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books); (iv) prepayment risk (the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities); and (v) reinvestment risk (the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate).

CREDIT AND BELOW INVESTMENT GRADE SECURITIES RISK: Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments. Credit risk may be heightened for the Fund because it may invest in below investment grade securities, which are commonly referred to as "junk" or "high yield" securities; such securities, while generally offering higher yields than investment grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal.

LEVERAGE RISK: The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Moreover, leverage involves additional risks and special considerations for common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares that the Fund may pay will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; and (iii) the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares.


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FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Chartwell Investment Partners, L.P.
1235 Westlakes Drive, Suite 400
Berwyn, PA 19312

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


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